UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

T3 DEFENSE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DFNS	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	DFNSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2026, T3 Defense, Inc., a Delaware corporation (the “Company” or “T3”), memorialized the termination of its obligation to pay $16,000,000 to its wholly-owned subsidiary Star 26 Capital, Inc., a Nevada corporation (“Star 26”).

Pursuant to the Cancellation Agreement, (the “Cancellation Agreement”), while all terms and provisions of the Amended and Restated Securities Purchase Agreement, dated September 15, 2025 (the “Acquisition Agreement”) remain in full force and effect, and the Company's ownership of Star 26, including all assets, operations, and subsidiaries, is unaffected, the Company eliminated $16,000,000 of indebtedness, effective immediately, at no cost, no dilution, and with no offsetting obligation to the Company or its shareholders.

Pursuant to the terms of the Cancellation Agreement, the entire $16,000,000 obligation to Star 26, including principal, accrued interest and any other amounts owing with respect thereto, were cancelled, terminated and rendered of no further force or effect, effective immediately, at no cost, no dilution, and with no offsetting obligation to the Company or its shareholders and while maintaining full ownership of Star 26 and all of its assets.

Strategic Rationale and Background

The $16,000,000 obligation (the “Indebtedness”) was originally structured in contemplation of T3’s acquisition of 51% of the share capital of Star 26, at which time Star 26 was expected to continue operating as a standalone entity requiring independent financial support.

Following the parties’ agreement to restructure the transaction as a full acquisition as fully contemplated in the Acquisition Agreement, T3 assumed complete (100%) ownership of, and full operational and financial responsibility for, Star 26 and all of its assets. As Star 26 became a wholly-owned subsidiary of the Company, the original commercial rationale for the Indebtedness—namely, to provide standalone financial support to Star 26 as a partially-owned entity—was eliminated entirely. The Indebtedness was never memorialized in a promissory note, the note was never executed or issued, and the parties determined that the obligation served no continuing business or commercial purpose in furtherance of the acquisition.

The above description of the Cancellation Agreement is qualified in its entirety by reference to the Cancellation Agreement, a copy of which is attached hereto as Exhibit 10.50.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.50	Cancellation Agreement dated March 31, 2026 by and between T3 Defense Inc. and Star 26 Capital, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 DEFENSE INC.

Date: April 3, 2026	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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